Exhibit 99.1

FOR IMMEDIATE RELEASE

Bridge Bancorp, Inc. and Dime Community Bancshares, Inc. Announce Board of Directors of Combined Company

BRIDGEHAMPTON, N.Y. and BROOKLYN, N.Y., December 18, 2020 (GLOBE NEWSWIRE) -- Bridge Bancorp, Inc. (Nasdaq: BDGE) (“Bridge”), the parent company of BNB Bank, and Dime Community Bancshares, Inc. (Nasdaq: DCOM) (“Dime”), the parent company of Dime Community Bank, today jointly announced, as part of the integration planning process for the merger of the two companies (the “Merger”), the proposed composition of the Board of Directors of the combined company, to be effective upon completion of the Merger. The Board of the combined company will consist of 12 directors, six current Bridge directors and six current Dime directors, as follows:

Continuing Bridge Directors	Continuing Dime Directors

Marcia Z. Hefter	Rosemarie Chen
Matthew A. Lindenbaum	Michael P. Devine
Albert E. McCoy, Jr.	Kenneth J. Mahon
Raymond A. Nielsen	Vincent F. Palagiano
Kevin M. O’Connor	Joseph J. Perry
Dennis A. Suskind	Kevin Stein

Kenneth J. Mahon, the current Chief Executive Officer of Dime who will become non-employee Executive Chairman of the combined company, said, “The new board reflects individuals with complementary skillsets and extensive experience that will serve the combined company well. I am confident that our board will provide effective oversight to drive strong financial performance, appropriately manage risk, and build a stronger company to serve all of our shareholders and stakeholders in the New York metropolitan market.”

Kevin O’Connor, slated to be a director and Chief Executive Officer of the combined entity, said, “I am looking forward to working with this team of experienced and insightful board members and am confident that the new organization will reap the benefits of their business and board expertise”.

The companies continue to expect the transaction to close in early-2021, subject to satisfaction of customary closing conditions, including receipt of remaining regulatory approvals.

About Bridge Bancorp, Inc.

Bridge Bancorp, Inc. is a bank holding company engaged in commercial banking and financial services through its wholly-owned subsidiary, BNB Bank. Established in 1910, BNB, with assets of approximately $6.3 billion, operates 39 branch locations serving Long Island and the greater New York metropolitan area. Through its branch network and its electronic delivery channels, BNB provides deposit and loan products and financial services to local businesses, consumers and municipalities. Title insurance services are offered through BNB's wholly-owned subsidiary, Bridge Abstract. Bridge Financial Services, Inc., a wholly-owned subsidiary of BNB, offers financial planning and investment consultation. For more information visit www.bnbbank.com.

BNB also has a rich tradition of involvement in the community, supporting programs and initiatives that promote local business, the environment, education, healthcare, social services and the arts.

About Dime Community Bancshares, Inc.

Dime Community Bancshares, Inc. is the holding company for Dime Community Bank, a New York State-chartered community commercial bank that was founded in 1864. Dime Community Bank is headquartered in Brooklyn, NY and operates 28 banking offices located throughout Brooklyn, Queens, the Bronx, Nassau and Suffolk Counties, New York. More information on Dime Community Bancshares, Inc. and Dime Community Bank can be found on Dime's website at www.dime.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger (the “Merger”) between Bridge and Dime, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the Merger; (ii) Bridge’s and Dime’s plans, objectives, expectations and intentions and other statements contained in this release that are not historical facts; and (iii) other statements identified by words such as “may,” “assumes,” “approximately,” “will,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective management of Bridge and Dime and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of Bridge and Dime. In addition, these forward-looking statements are subject to various risks, uncertainties and assumptions with respect to future business strategies and decisions that are subject to change and difficult to predict with regard to timing, extent, likelihood and degree of occurrence. As a result, actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Bridge and Dime may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees and customers, may be greater than expected; (4) the regulatory approvals required for the Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) economic, legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which Bridge and Dime are engaged; (6) the interest rate environment may further compress margins and adversely affect net interest income; (7) results may be adversely affected by continued adverse changes to credit quality; (8) competition from other financial services companies in Bridge’s and Dime’s markets could adversely affect operations; (9) an economic slowdown could adversely affect credit quality and loan originations; (10) the COVID-19 pandemic is adversely affecting Dime, Bridge, and their respective customers, employees and third-party service providers; the adverse impacts of the pandemic on their respective business, financial position, operations and prospects have been material, and it is not possible to accurately predict the extent, severity or duration of the pandemic or when normal economic and operation conditions will return; and (11) other factors that may affect future results of Dime and Bridge including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Bridge’s and Dime’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s Internet site (http://www.sec.gov).

Bridge Bancorp, Inc.

Investor Relations Contact:

John M. McCaffery
Executive Vice President – Chief Financial Officer
Phone: 631-537-1001; Ext. 7290
Email: jmccaffery@bnbbank.com

Dime Community Bancshares, Inc.

Investor Relations Contact:

Avinash Reddy
Senior Executive Vice President – Chief Financial Officer
Phone: 718-782-6200; Ext. 5909
Email: areddy@dime.com